UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CBRL Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PAGE A (OF DUPLEX A/B)
B1CBR2
Meeting Type: Annual Meeting Location: 305 Hartmann Drive Meeting Date: 11/29/07 Lebanon, TN 37088 Meeting Time: 10:00 A.M. CST For holders as of: 10/1/07
PAGE B (OF DUPLEX A/B) PAGE C (OF DUPLEX C/D) PAGE D (OF DUPLEX C/D)
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 11/29/07.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Annual Report / Proxy Statement
To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com B2CBR1
If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/29/07. To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the word “Material” Followed By The 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
CBRL GROUP, INC.
To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.
To vote now by Internet, go to WWW.PROXYVOTE.COM. follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Meeting Type: Annual 305 Hartmann DriveMeeting Location:
Meeting Date: 11/29/07 Lebanon, TN 37088
Meeting Time: 10:00 A.M. CST
For holders as of: 10/1/07
Non-Voting items
PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 0
Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.

PAGE A (OF DUPLEX A/B)
B1CBR2
Meeting Type: Annual Meeting Location: 305 Hartmann Drive Meeting Date: 11/29/07 Lebanon, TN 37088 Meeting Time: 10:00 A.M. CST For holders as of: 10/1/07
PAGE B (OF DUPLEX A/B) PAGE C (OF DUPLEX C/D) PAGE D (OF DUPLEX C/D)
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 11/29/07.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Annual Report / Proxy Statement
To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com B2CBR1
If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/29/07. To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the word “Material” Followed By The 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
CBRL GROUP, INC.
To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.
To vote now by Internet, go to WWW.PROXYVOTE.COM. follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Meeting Type: Annual 305 Hartmann DriveMeeting Location:
Meeting Date: 11/29/07 Lebanon, TN 37088
Meeting Time: 10:00 A.M. CST
For holders as of: 10/1/07
Non-Voting items
PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 0
Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.

PAGE A (OF DUPLEX A/B)
B1CBR2
Meeting Type: Annual Meeting Location: 305 Hartmann Drive Meeting Date: 11/29/07 Lebanon, TN 37088 Meeting Time: 10:00 A.M. CST For holders as of: 10/1/07
PAGE B (OF DUPLEX A/B) PAGE C (OF DUPLEX C/D) PAGE D (OF DUPLEX C/D)
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 11/29/07.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Annual Report / Proxy Statement
To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com B2CBR1
If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/29/07. To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the word “Material” Followed By The 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
CBRL GROUP, INC.
To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.
To vote now by Internet, go to WWW.PROXYVOTE.COM. follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Meeting Type: Annual 305 Hartmann DriveMeeting Location:
Meeting Date: 11/29/07 Lebanon, TN 37088
Meeting Time: 10:00 A.M. CST
For holders as of: 10/1/07
Non-Voting items
PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 0
Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.

PAGE A (OF DUPLEX A/B)
B1CBR2
Meeting Type: Annual Meeting Location: 305 Hartmann Drive Meeting Date: 11/29/07 Lebanon, TN 37088 Meeting Time: 10:00 A.M. CST For holders as of: 10/1/07
PAGE B (OF DUPLEX A/B) PAGE C (OF DUPLEX C/D) PAGE D (OF DUPLEX C/D)
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 11/29/07.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Annual Report / Proxy Statement
To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com B2CBR1
If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/29/07. To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the word “Material” Followed By The 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
CBRL GROUP, INC.
To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.
To vote now by Internet, go to WWW.PROXYVOTE.COM. follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Meeting Type: Annual 305 Hartmann DriveMeeting Location:
Meeting Date: 11/29/07 Lebanon, TN 37088
Meeting Time: 10:00 A.M. CST
For holders as of: 10/1/07
Non-Voting items
PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 0
Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.

PAGE A (OF DUPLEX A/B)
B1CBR2
Meeting Type: Annual Meeting Location: 305 Hartmann Drive Meeting Date: 11/29/07 Lebanon, TN 37088 Meeting Time: 10:00 A.M. CST For holders as of: 10/1/07
PAGE B (OF DUPLEX A/B) PAGE C (OF DUPLEX C/D) PAGE D (OF DUPLEX C/D)
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 11/29/07.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Annual Report / Proxy Statement
To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com B2CBR1
If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/29/07. To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the word “Material” Followed By The 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
CBRL GROUP, INC.
To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.
To vote now by Internet, go to WWW.PROXYVOTE.COM. follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Meeting Type: Annual 305 Hartmann DriveMeeting Location:
Meeting Date: 11/29/07 Lebanon, TN 37088
Meeting Time: 10:00 A.M. CST
For holders as of: 10/1/07
Non-Voting items
PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 0
Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.

PAGE A (OF DUPLEX A/B)
B1CBR2
Meeting Type: Annual Meeting Location: 305 Hartmann Drive Meeting Date: 11/29/07 Lebanon, TN 37088 Meeting Time: 10:00 A.M. CST For holders as of: 10/1/07
PAGE B (OF DUPLEX A/B) PAGE C (OF DUPLEX C/D) PAGE D (OF DUPLEX C/D)
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 11/29/07.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Annual Report / Proxy Statement
To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com B2CBR1
If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/29/07. To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the word “Material” Followed By The 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
CBRL GROUP, INC.
To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.
To vote now by Internet, go to WWW.PROXYVOTE.COM. follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Meeting Type: Annual 305 Hartmann DriveMeeting Location:
Meeting Date: 11/29/07 Lebanon, TN 37088
Meeting Time: 10:00 A.M. CST
For holders as of: 10/1/07
Non-Voting items
PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 0
Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.

PAGE A (OF DUPLEX A/B)
B1CBR2
Meeting Type: Annual Meeting Location: 305 Hartmann Drive Meeting Date: 11/29/07 Lebanon, TN 37088 Meeting Time: 10:00 A.M. CST For holders as of: 10/1/07
PAGE B (OF DUPLEX A/B) PAGE C (OF DUPLEX C/D) PAGE D (OF DUPLEX C/D)
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 11/29/07.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Annual Report / Proxy Statement
To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com B2CBR1
If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/29/07. To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the word “Material” Followed By The 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
CBRL GROUP, INC.
To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.
To vote now by Internet, go to WWW.PROXYVOTE.COM. follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Meeting Type: Annual 305 Hartmann DriveMeeting Location:
Meeting Date: 11/29/07 Lebanon, TN 37088
Meeting Time: 10:00 A.M. CST
For holders as of: 10/1/07
Non-Voting items
PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 0
Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.

PAGE A (OF DUPLEX A/B)
B1CBR2
Meeting Type: Annual Meeting Location: 305 Hartmann Drive Meeting Date: 11/29/07 Lebanon, TN 37088 Meeting Time: 10:00 A.M. CST For holders as of: 10/1/07
PAGE B (OF DUPLEX A/B) PAGE C (OF DUPLEX C/D) PAGE D (OF DUPLEX C/D)
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 11/29/07.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Annual Report / Proxy Statement
To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com B2CBR1
If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 10/29/07. To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the word “Material” Followed By The 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.
CBRL GROUP, INC.
To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions.
To vote now by Internet, go to WWW.PROXYVOTE.COM. follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Meeting Type: Annual 305 Hartmann DriveMeeting Location:
Meeting Date: 11/29/07 Lebanon, TN 37088
Meeting Time: 10:00 A.M. CST
For holders as of: 10/1/07
Non-Voting items
PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON 0
Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.